UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2008, the Compensation and Organization Committee (the "Committee") of the Board of Directors of Cleveland-Cliffs Inc (the "Company") approved two changes to the calculations used to determine the final payouts under the Company’s Performance Shares granted in 2006 (for the 2006-2008 performance period) and 2007 (for the 2007-2009 performance period) under the Company’s 1992 Incentive Equity Plan (as Amended and Restated as of May 13, 1997) and 2007 Incentive Equity Plan, respectively.

The first change approved by the Committee relates to the calculation of total shareholder return ("TSR") relative to the companies in the Company’s peer group. If any of the companies in the peer group are removed from the peer group TSR measurement because the company has ceased to be publicly traded or has experienced a major restructuring by reason of a Chapter 11 filing or a spin-off of more than 50% of any such company’s assets, the calculation will be based upon the greater of (1) TSR based only on the remaining companies in the original peer group or (2) TSR based on the remaining companies in the original peer group plus the addition of the Standard & Poors Metals and Minerals Exchange Traded Fund. Neither the plans nor the award agreements previously specified how to treat companies that drop out of the applicable peer group.

The second change approved by the Committee relates to the method of evaluating performance during the applicable period. As previously reported, in March 2007, the Committee had previously adopted a new methodology under the 2007 Incentive Equity Plan for the calculation of TSR based on the cumulative TSR between the start and the end of the performance period (the "Cumulative Method"). Prior to this change, TSR was based on a cumulative quarter-by-quarter basis (the "Quarterly Method"), which effectively weighted the early quarters in the period more heavily than later quarters. Executive officers were given a choice as to which of these methods would apply to their grants of Performance Shares made in 2005 (for the 2005-2007 performance period) and 2006 (for the 2006-2008 performance period). On May 12, 2008, the Committee determined that payouts with respect to the 2006-2008 performance period would be based on the Cumulative Method unless the payout would be greater under the Quarterly Method, in which case the Quarterly Method would be used for those payouts.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

May 15, 2008	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary